SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K/A-1


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of Earliest Event Reported):
                                 April 30, 1996




                             DIGITAL RECORDERS, INC.
             (Exact name of registrant as specified in its charter)



   North Carolina                    1-13408                     56-1362926
(State of Incorporation)      (Commission File No.)          (I.R.S. Employer
                                                            Identification No.)



                              Post Office Box 14068
                Research Triangle Park, North Carolina 27709-4068
                    (Address of principal executive offices)



                                 (919) 361-2155
              (Registrant's telephone number, including area code)


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ITEM 7.  Financial Statements and Exhibits



                    (a) It was impracticable to provide the required Financial
                        Statements of Seller at the time of filing the Form 8-K. In accordance with Item 7(a)(1), the Registrant hereby files the required Financial Statements of Seller as an amendment to the Form 8-K.

                    (b) It was impracticable to provide the Pro Forma Financial
                        Information relative to Seller at the time of filing the Form 8-K. In accordance with Item 7(b)(2), the Registrant hereby files the required Financial Statements as an Amendment to the Form 8-K.



                  (c)   The  following   exhibits  are  furnished   herewith  in
                        accordance with the provisions of Item 601 of Regulation S-K:

                                                                      Reg. S-K
Exhibit No.                   Description                              Item No.



*      1            Stock Acquisition Agreement                           2
                    (translated from original German version)

*      2            Notary Public Closing Document                        2
                    (translated from original German version)

(bullet) 3          Financial Statements of                              99
                    Seller For December 31, 1995

(bullet) 4          Pro Forma Financial                                  99
                    Statements

________________

* Previously Filed.
(bullet) Filed Herewith.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     DIGITAL RECORDERS, INC.



Date: July  15, 1996                By:  /s/ J. Phillips L. Johnston
                                  -----------------------------
                                        J. Phillips L. Johnston, President



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